Long-Term Debt	6 Months Ended
Jun. 30, 2014
Long-Term Debt
Long-Term Debt

9                              Long-Term Debt

Long-term debt consisted of the following (in thousands):

Lender	As of June 30, 2014	Current portion	Long-term portion	As of December 31, 2013	Current portion	Long-term portion
The Royal Bank of Scotland	$681,677	$7,069	$674,608	$683,614	$4,628	$678,986
HSH Nordbank AG-Aegean Baltic Bank-Piraeus Bank	646,713	—	646,713	658,160	11,447	646,713
HSH Nordbank	30,166	4,614	25,552	31,163	2,545	28,618
The Export-Import Bank of Korea (“KEXIM”)	23,757	10,369	13,388	28,942	10,369	18,573
The Export-Import Bank of Korea & ABN Amro	62,484	11,250	51,234	68,109	11,250	56,859
Deutsche Bank	176,905	4,487	172,418	177,968	3,251	174,717
Credit Agricole	147,922	7,188	140,734	151,239	6,770	144,469
Credit Suisse	211,715	7,472	204,243	215,613	7,026	208,587
ABN Amro-Lloyds TSB-National Bank of Greece	243,037	7,921	235,116	247,001	7,537	239,464
Commerzbank-Credit Suisse-[Credit Agricole]	281,408	14,108	267,300	288,474	13,489	274,985
The Royal Bank of Scotland (January 2011 Credit Facility)	89,912	10,210	79,702	94,245	9,226	85,019
HSH Nordbank AG-Aegean Baltic Bank-Piraeus Bank (January 2011 Credit Facility)	102,994	20,834	82,160	110,396	15,503	94,893
ABN Amro-Lloyds TSB-National Bank of Greece (January 2011 Credit Facility)	29,306	5,536	23,770	31,953	5,415	26,538
Sinosure CEXIM-Citi-ABN Amro Credit Facility	152,550	20,340	132,210	162,720	20,340	142,380
Club Facility (January 2011 Credit Facility)	71,887	13,440	58,447	78,001	12,618	65,383
Citi—Eurobank Credit Facility (January 2011 Credit Facility)	72,348	5,224	67,124	74,808	5,048	69,760
Comprehensive Financing Plan exit fee accrued	9,991	—	9,991	8,117	—	8,117
Fair value hedged debt	1,296	—	1,296	1,580	—	1,580
Total long-term debt	$3,036,068	$150,062	$2,886,006	$3,112,103	$146,462	$2,965,641
Hyundai Samho Vendor Financing	$93,061	$57,388	$35,673	$121,755	$57,388	$64,367

All floating rate loans discussed above are collateralized by first and second preferred mortgages over the vessels financed, general assignment of all hire freights, income and earnings, the assignment of their insurance policies, as well as any proceeds from the sale of mortgaged vessels and the corporate guarantee of Danaos Corporation.

Maturities of long-term debt for the next five years and thereafter subsequent to June 30, 2014, are as follows (in thousands):

Payment due by period ended	Fixed principal repayments	Variable principal payments	Final Payment due on December 31, 2018* [and other payments thereafter]	Total principal payments
June 30, 2015	$142,861	$7,201	$—	$150,062
June 30, 2016	168,810	58,236	—	227,046
June 30, 2017	192,367	94,126	—	286,493
June 30, 2018	170,538	99,532	—	270,070
June 30, 2019 and thereafter	178,406	17,402	1,895,302	2,091,110
Total long-term debt	$852,982	$276,497	$1,895,302	$3,024,781

* The last payment due on December 31, 2018, includes the unamortized remaining principal debt balances under the Bank Agreement, as such amount will be determinable following the fixed and variable amortization.

The maturities of long term debt for the twelve month periods subsequent to June 30, 2014 are based on the terms of the Bank Agreement, under which the Company was not required to repay any outstanding principal amounts under its credit facilities, other than the KEXIM and KEXIM ABN Amro credit facilities which are not covered by the Bank Agreement, until May 15, 2013; thereafter until December 31, 2018 it is required to make quarterly principal payments in fixed amounts. In addition, the Company is required to make an additional payment in such amount that, together with the fixed principal payment, equals a certain percentage of its Actual Free Cash Flow of the preceding financial quarter. The table above includes both the fixed payments for which the Company has a contractual obligation, as well as the Company’s estimate of the future Actual Free Cash Flows and resulting variable amortization. The last payment due on December 31, 2018, will also include the unamortized remaining principal debt balances, as such amount will be determinable following the fixed and variable amortization.

Maturities of Hyundai Samho vendor financing for the next periods subsequent to June 30, 2014, are as follows (in thousands):

Payment due by period ended
June 30, 2015	$57,388
June 30, 2016	35,673
Total vendor financing	$93,061

As of September 12, 2013, the Company signed a supplemental letter extending the terms of the February 9, 2012 supplemental letter through November 20, 2018 (the maturity of the respective credit facility), which amended the interest rate margin and the financial covenants of its KEXIM  ABN Amro credit facility. More specifically, under the February 9, 2012 supplemental letter the financial covenants were aligned with those set forth in the Bank Agreement (see below), and the interest rate margin was increased by 0.5 percentage points.

Bank Agreement

On January 24, 2011, the Company entered into a definitive agreement, which became effective on March 4, 2011, referred to as the Bank Agreement, that superseded, amended and supplemented the terms of each of the Company’s then existing credit facilities (other than its credit facilities with KEXIM and KEXIM ABN Amro which are not covered thereby), and provided for, among other things, revised amortization schedules, maturities, interest rates, financial covenants, events of defaults, guarantee and security packages and approximately $425 million of new debt financing. Subject to the terms of the Bank Agreement and the intercreditor agreement (the “Intercreditor Agreement”), which the Company entered into with each of the lenders participating under the Bank Agreement to govern the relationships between the lenders thereunder, under the January 2011 Credit Facilities (as described and defined below) and under the Hyundai Samho Vendor Financing described below, the lenders participating thereunder continued to provide the Company’s then outstanding credit facilities and amended the covenants under such credit facilities in accordance with the terms of the Bank Agreement.

Under the terms of the Bank Agreement, borrowings under each of the Company’s then oustanding credit facilities, other than the KEXIM and KEXIM ABN Amro credit facilities which were not covered by the Bank Agreement, bear interest at an annual interest rate of LIBOR plus a margin of 1.85%.

The Company is required to pay an amendment fee of $5.0 million on December 31, 2014. This amendment fee was accrued under the “Other current liabilities” in the condensed consolidated balance sheet and is deferred and amortized over the life of the respective credit facilities with the effective interest method. In addition, the Company is required to pay exit fees, which are discussed in detail below.

Principal Payments

Under the terms of the Bank Agreement (other than the KEXIM and KEXIM ABN Amro credit facilities, which are not covered by the Bank Agreement), the Company is required to make quarterly principal payments in fixed amounts, in relation to the Company’s total debt commitments from the Company’s lenders under the Bank Agreement and the January 2011 Credit Facilities, as specified in the table below:

	February 15,	May 15,	August 15,	November 15,	December 31,	Total
2014	22,722,970	21,942,530	22,490,232	24,654,040	—	91,809,772
2015	26,736,647	27,021,750	25,541,180	34,059,102	—	113,358,679
2016	30,972,971	36,278,082	32,275,598	43,852,513	—	143,379,164
2017	44,938,592	36,690,791	35,338,304	31,872,109	—	148,839,796
2018	34,152,011	37,585,306	44,398,658	45,333,618	65,969,274	227,438,867

*           The Company may elect to make the scheduled payments shown in the above table three months earlier.

Furthermore, an additional variable payment in such amount that, together with the fixed principal payment (as disclosed above), equals 92.5% of Actual Free Cash Flow for such quarter until the earlier of (x) the date on which the Company’s consolidated net leverage is below 6:1 and (y) May 15, 2015; and thereafter through maturity, which will be December 31, 2018 for each covered credit facility, it will be required to make fixed quarterly principal payments in fixed amounts as specified in the Bank Agreement and described above plus an additional payment in such amount that, together with the fixed principal payment, equals 89.5% of Actual Free Cash Flow for such quarter. In addition, any additional amounts of cash and cash equivalents, but during the final principal payment period described above only such additional amounts in excess of the greater of (1) $50 million of accumulated unrestricted cash and cash equivalents and (2) 2% of the Company’s consolidated debt, would be applied first to the prepayment of the January 2011 Credit Facilities and after the January 2011 Credit Facilities are repaid, to the oustanding credit facilities covered by the Bank Agreement. The last payment due on December 31, 2018, will also include the unamortized remaining principal debt balances, as such amount will be determinable following the fixed and variable amortization.

Under the Bank Agreement, “Actual Free Cash Flow” with respect to each credit facility covered thereby is equal to revenue from the vessels collateralizing such facility, less the sum of (a) interest expense under such credit facility, (b) pro rata portion of payments under its interest rate swap arrangements, (c) interest expense and scheduled amortization under the Hyundai Samho Vendor Financing and (d) per vessel operating expenses and pro rata per vessel allocation of general and administrative expenses (which are not permitted to exceed the relevant budget by more than 20%), plus (e) the pro rata share of operating cash flow of any Applicable Second Lien Vessel (which will mean, with respect to an existing facility, a vessel with respect to which the participating lenders under such facility have a second lien security interest and the first lien credit facility has been repaid in full).

Under the terms of the Bank Agreement, the Company continues to be required to make any mandatory prepayments provided for under the terms of its existing credit facilities and is required to make additional prepayments as follows:

•                     50% of the first $300 million of net equity proceeds (including convertible debt and hybrid instruments), after entering into the Bank Agreement and 25% of any additional net equity proceeds; and

•                     any debt proceeds (after repayment of any underlying secured debt covered by vessels collateralizing the new borrowings) (excluding the January 2011 Credit Facilities, the Sinosure CEXIM Credit Facility and the Hyundai Samho Vendor Financing),

which amounts would first be applied to repayment of amounts outstanding under the January 2011 Credit Facilities and then to the existing credit facilities. Any equity proceeds retained by the Company and not used within 12 months for certain specified purposes would be applied for prepayment of the January 2011 Credit Facilities and then to the credit facilities covered by the Bank Agreement. The Company would also be required to prepay the portion of a credit facility attributable to a particular vessel upon the sale or total loss of such vessel; the termination or loss of an existing charter for a vessel, unless replaced within a specified period by a similar charter acceptable to the lenders; or the termination of a newbuilding contract. The Company’s respective lenders under its credit facilities covered by the Bank Agreement and the January 2011 Credit Facilities may, at their option, require the Company to repay in full amounts outstanding under such respective credit facilities, upon a “Change of Control” of the Company, which for these purposes is defined as (i) Dr. Coustas ceasing to be its Chief Executive Officer, (ii) its common stock ceasing to be listed on the NYSE (or Nasdaq or other recognized stock exchange), (iii) whilst an event of default is continuing, a change in the ultimate beneficial ownership of the capital stock of any of its subsidiaries or ultimate control of the voting rights of those shares, (iv) Dr. Coustas and members of his family ceasing to collectively own over one third of the voting interest in its outstanding capital stock or (v) any other person or group controlling more than 20% of the voting power of its outstanding capital stock.

Covenants and Events of Default

On January 24, 2011, the Company entered into the Bank Agreement that superseded, amended and supplemented the terms of each of its then oustanding credit facilities (other than its credit facilities with KEXIM and KEXIM ABN Amro) and provided for, among other things, revised financial covenant levels under such credit facilities as described below, with which the Company was in compliance as of June 30, 2014 and December 31, 2013.

Under the Bank Agreement, the financial covenants under each of the Company’s then oustanding credit facilities (other than under the KEXIM ABN Amro credit facility which is not covered thereby, but which has been aligned with those covenants until maturity of the respective facility under the supplemental letter dated September 12, 2013 and the KEXIM credit facility, which contains only a collateral coverage covenant of 130%), have been reset to require the Company to:

•                     maintain a ratio of (i) the market value of all of the vessels in the Company’s fleet, on a charter inclusive basis, plus the net realizable value of any additional collateral, to (ii) the Company’s consolidated total debt above specified minimum levels gradually increasing from 90% through December 31, 2011 to 130% from September 30, 2017 through September 30, 2018;

•                     maintain a minimum ratio of (i) the market value of the nine vessels (Hyundai Smart, Hyundai Speed, Hyundai Ambition, Hyundai Together, Hyundai Tenacity, Hanjin Greece, Hanjin Italy, Hanjin Germany and CMA CGM Rabelais) collateralizing the New Credit Facilities, calculated on a charter-free basis, plus the net realizable value of any additional collateral, to (ii) the Company’s aggregate debt outstanding under the New Credit Facilities of 100% from September 30, 2012 through September 30, 2018;

•                     maintain minimum free consolidated unrestricted cash and cash equivalents, less the amount of the aggregate variable principal amortization amounts, described above, of $30.0 million at the end of each calendar quarter;

•                     ensure that the Company’s (i) consolidated total debt less unrestricted cash and cash equivalents to (ii) consolidated EBITDA (defined as net income before interest, gains or losses under any hedging arrangements, tax, depreciation, amortization and any other non-cash item, capital gains or losses realized from the sale of any vessel, finance charges and capital losses on vessel cancellations and before any non-recurring items and excluding any accrued interest due to us but not received on or before the end of the relevant period; provided that non-recurring items excluded from this calculation shall not exceed 5% of EBITDA calculated in this manner) for the last twelve months does not exceed a maximum ratio gradually decreasing from 12:1 on December 31, 2010 to 4.75:1 on September 30, 2018;

•                     ensure that the ratio of the Company’s (i) consolidated EBITDA for the last twelve months to (ii) net interest expense (defined as interest expense (excluding capitalized interest), less interest income, less realized gains on interest rate swaps (excluding capitalized gains) and plus realized losses on interest rate swaps (excluding capitalized losses)) exceeds a minimum level of 1.50:1 through September 30, 2013 and thereafter gradually increasing to 2.80:1 by September 30, 2018; and

•                     maintain a consolidated market value adjusted net worth (defined as the amount by which the Company’s total consolidated assets adjusted for the market value of the Company’s vessels in the water less cash and cash equivalents in excess of the Company’s debt service requirements exceeds the Company’s total consolidated liabilities after excluding the net asset or liability relating to the fair value of derivatives as reflected in the Company’s financial statements for the relevant period) of at least $400 million.

For the purpose of these covenants, the market value of the Company’s vessels will be calculated, except as otherwise indicated above, on a charter-inclusive basis (using the present value of the “bareboat-equivalent” time charter income from such charter) so long as a vessel’s charter has a remaining duration at the time of valuation of more than 12 months plus the present value of the residual value of the relevant vessel (generally equivalent to the charter free value of such a vessel at the age such vessel would be at the expiration of the existing time charter). The market value for newbuilding vessels, all of which currently have multi-year charters, would equal the lesser of such amount and the newbuilding vessel’s book value.

Under the terms of the Bank Agreement, the covered credit facilities also contain customary events of default, including those relating to cross-defaults to other indebtedness, defaults under its swap agreements, non-compliance with security documents, material adverse changes to its business, a Change of Control as described above, a change in its Chief Executive Officer, its common stock ceasing to be listed on the NYSE (or Nasdaq or another recognized stock exchange), a breach of the management agreement for the vessels securing the respective credit facilities and cancellation or amendment of the time charters (unless replaced with a similar time charter with a charterer acceptable to the lenders) for the vessels securing the respective credit facilities.

Under the terms of the Bank Agreement, the Company generally will not be permitted to incur any further financial indebtedness or provide any new liens or security interests, unless such security is provided for the equal and ratable benefit of each of the lenders party to the Intercreditor Agreement, other than security arising by operation of law or in connection with the refinancing of outstanding indebtedness, with the consent, not to be unreasonably withheld, of all lenders with a lien on the security pledged against such outstanding indebtedness. In addition, the Company would not be permitted to pay cash dividends or repurchase shares of its capital stock unless (i) its consolidated net leverage is below 6:1 for four consecutive quarters and (ii) the ratio of the aggregate market value of its vessels to its outstanding indebtedness exceeds 125% for four consecutive quarters and provided that an event of default has not occurred and the Company is not, and after giving effect to the payment of the dividend, in breach of any covenant.

Collateral and Guarantees

Each of the Company’s existing credit facilities and swap arrangements, to the extent applicable, continue to be secured by their previous collateral on the same basis, and received, to the extent not previously provided, pledges of the shares of the Company’s subsidiaries owning the vessels collateralizing the applicable facilities, cross-guarantees from each subsidiary owning the vessels collateralizing such facilities, assignment of the refund guarantees in relation to any newbuildings funded by such facilities and other customary shipping industry collateral.

New Credit Facilities (Aegean Baltic Bank—HSH Nordbank—Piraeus Bank, RBS, ABN Amro Club facility, Club Facility and Citi-Eurobank)

On January 24, 2011, the Company entered into agreements for the following new term loan credit facilities (“January 2011 Credit Facilities”):

(i)

a $123.8 million credit facility provided by HSH, which is secured by the Hyundai Speed, the Hanjin Italy and the CMA CGM Rabelais and customary shipping industry collateral related thereto (the $123.8 million amount includes principal commitment of $23.75 million under the Aegean Baltic Bank—HSH Nordbank—Piraeus Bank credit facility already drawn as of December 31, 2010, which was transferred to the new facility upon finalization of the agreement in 2011);

(ii)	a $100.0 million credit facility provided by RBS, which is secured by the Hyundai Smart and the Hanjin Greece and customary shipping industry collateral related thereto;

(iii)	a $37.1 million credit facility with ABN Amro and lenders participating under the Bank Agreement which is secured by Hanjin Germany and customary shipping industry collateral related thereto;

(iv)

a $83.9 million new club credit facility to be provided, on a pro rata basis, by the other existing lenders participating under the Bank Agreement, which is secured by Hyundai Together and Hyundai Tenacity and customary shipping industry collateral related thereto; and

(v)

a $80.0 million credit facility with Citibank and Eurobank, which is secured by the Hyundai Ambition and customary shipping industry collateral related thereto ((i)-(v), collectively, the “January 2011 Credit Facilities”).

As of June 30, 2014, $366.4 million was outstanding under the above January 2011 Credit Facilities and there were no remaining borrowing availability under the remaining credit facilities.

Borrowings under each of the January 2011 Credit Facilities above bear interest at an annual interest rate of LIBOR plus a margin of 1.85%, subject, on and after January 1, 2013, to increases in the applicable margin to: (i) 2.50% if the outstanding indebtedness thereunder exceeds $276 million, (ii) 3.00% if the outstanding indebtedness thereunder exceeds $326 million and (iii) 3.50% if the outstanding indebtedness thereunder exceeds $376 million.

Principal Payments

Under the Bank Agreement, the Company was not required to repay any outstanding principal amounts under its January 2011 Credit Facilities until May 15, 2013 and thereafter it is required to make quarterly principal payments in fixed amounts as specified in the Bank Agreement plus an additional quarterly variable amortization payment, all as described above under “—Bank Agreement—Principal Payments.”

Covenants, Events of Default and Other Terms

The January 2011 Credit Facilities contain substantially the same financial and operating covenants, events of default, dividend restrictions and other terms and conditions as applicable to the Company’s then oustanding credit facilities as revised under the Bank Agreement described above.

Collateral and Guarantees

The collateral described above relating to the newbuildings financed by the respective credit facilities, will be (other than in respect of the CMA CGM Rabelais) subject to a limited participation by Hyundai Samho in any enforcement thereof until repayment of the related Hyundai Samho Vendor financing (described below) for such vessels. In addition lenders participating in the $83.9 million club credit facility described above received a lien on Hyundai Together and Hyundai Tenacity as additional security in respect of the pre-existing credit facilities the Company had with such lenders. The lenders under the other January 2011 Credit Facilities also received a lien on the respective vessels securing such January 2011 Credit Facilities as additional collateral in respect of its pre-existing credit facilities and interest rate swap arrangements with such lenders and Citibank and Eurobank also received a second lien on Hyundai Ambition as collateral in respect of its previously unsecured interest rate arrangements with them.

In addition, Aegean Baltic—HSH Nordbank—Piraeus Bank also received a second lien on the Deva , the CSCL Europe and the CSCL Pusan as collateral in respect of all borrowings from Aegean Baltic—HSH Nordbank—Piraeus Bank and RBS also received a second lien on the Derby D, CSCL America and the CSCL Le Havre as collateral in respect of all borrrowings from RBS.

The Company’s obligations under the January 2011 Credit Facilities are guaranteed by its subsidiaries owning the vessels collateralizing the respective credit facilities. The Company’s Manager has also provided an undertaking to continue to provide the Company with management services and to subordinate its rights to the rights of its lenders, the security trustee and applicable hedge counterparties.

Sinosure-CEXIM-Citi-ABN Amro Credit Facility

On February 21, 2011, the Company entered into a bank agreement with Citibank, acting as agent, ABN Amro and the Export-Import Bank of China (“CEXIM”) for a senior secured credit facility (the “Sinosure-CEXIM Credit Facility”) of up to $203.4 million, in three tranches each in an amount equal to the lesser of $67.8 million and 60.0% of the contract price for the newbuilding vessels, CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson, securing such tranche for post-delivery financing of these vessels. The Company took delivery of the respective vessels in 2011. The China Export & Credit Insurance Corporation, or Sinosure, covers a number of political and commercial risks associated with each tranche of the credit facility.

Borrowings under the Sinosure-CEXIM Credit Facility bear interest at an annual interest rate of LIBOR plus a margin of 2.85% payable semi-annually in arrears. The Company is required to repay principal amounts drawn under each tranche of the Sinosure-CEXIM Credit Facility in consecutive semi-annual installments over a ten-year period commencing after the delivery of the respective newbuilding being financed by such amount through the final maturity date of the respective tranches and repay the respective tranche in full upon the loss of the respective newbuilding.

As of June 30, 2014, $152.6 million was outstanding under the credit facility and there were no undrawn funds available.

Covenants, Events of Default and Other Terms

The Sinosure-CEXIM credit facility was amended and restated, effective on June 30, 2013, to align its financial covenants with the Company’s Bank Agreement (except for the minimum ratio of the charter free market value of certain vessels, as described in the Bank Agreement, which is not applicable) described above and continues to require the Company to maintain a minimum ratio of the market value of the vessel collateralizing a tranche of the facility to debt outstanding under such tranche of 125%.

The Sinosure-CEXIM credit facility also contains customary events of default, including those relating to cross-defaults to other indebtedness, defaults under its swap agreements, non-compliance with security documents, material adverse changes to its business, a Change of Control as described above, a change in its Chief Executive Officer, its common stock ceasing to be listed on the NYSE (or Nasdaq or another recognized stock exchange), a breach of the management agreement for the mortgaged vessels and cancellation or amendment of the time charters (unless replaced with a similar time charter with a charterer acceptable to the lenders) for the mortgaged vessels.

The Company will not be permitted to pay cash dividends or repurchase shares of its capital stock unless (i) its consolidated net leverage is below 6:1 for four consecutive quarters and (ii) the ratio of the aggregate market value of its vessels to its outstanding indebtedness exceeds 125% for four consecutive quarters and provided that an event of default has not occurred and the Company is not, and after giving effect to the payment of the dividend is not, in breach of any covenant.

Collateral

The Sinosure-CEXIM Credit Facility is secured by customary pre-delivery and post-delivery shipping industry collateral with respect to the newbuilding vessels, CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson, securing the respective tranche.

Hyundai Samho Vendor Financing

The Company entered into an agreement with Hyundai Samho Heavy Industries (“Hyundai Samho”) for a financing facility of $190.0 million in respect of eight of its newbuilding containerships built by Hyundai Samho, the Hyundai Speed, the Hyundai Smart, the Hyundai Ambition, the Hyundai Together, the Hyundai Tenacity, the Hanjin Greece, the Hanjin Italy and the Hanjin Germany, in the form of delayed payment of a portion of the final installment for each such newbuilding. As of June 30, 2014, the outstanding balance of the this credit facility was $93.1 million

Borrowings under this facility bear interest at a fixed interest rate of 8%. The Company is required to repay principal amounts under this financing facility in six consecutive semi-annual installments commencing one and a half years, in the case of three of the newbuilding vessels being financed, and in seven consecutive semi-annual installments commencing one year, in the case of the other five newbuilding vessels, after the delivery of the respective newbuilding being financed. This financing facility does not require the Company to comply with financial covenants, but contains customary events of default, including those relating to cross-defaults. This financing facility is secured by second priority collateral related to the newbuilding vessels being financed.

Exit Fees

The Company is required to pay an Initial Exit Fee of $15.0 million. Furthermore, the Company is required to pay an Additional Exit Fee of $10.0 million (as it has not repaid at least $150.0 million in the aggregate with equity proceeds by December 31, 2013). Both Exit Fees, in the respective proportion to facilities covered by the Bank Agreement and the January 2011 Credit Facilities, are payable the earlier of (a) December 31, 2018 and (b) the date on which the respective facilities are repaid in full. The Exit Fees will accrete in the condensed consolidated Statement of Operations over the life of the respective facilities (with the effective interest rate method) and are reported under “Long-term debt, net of current portion” in the condensed consolidated Balance Sheets. The Company has recognized an amount of $10.0 million and $8.1 million as of June 30, 2014 and December 31, 2013, respectively.

Credit Facilities Summary Table

Lender	Outstanding Principal Amount (in millions)(1)	Collateral Vessels
The Royal Bank of Scotland(2)	$681.7

The Hyundai Progress, the Hyundai Highway, the Hyundai Bridge, the Federal (ex Hyundai Federal), the Zim Monaco, the Hanjin Buenos Aires, the Hanjin Versailles, the Hanjin Algeciras, the CMA CGM Racine and the CMA CGM Melisande

Aegean Baltic Bank—HSH Nordbank—Piraeus Bank(3)	$646.7	The Hyundai Vladivostok, the Hyundai Advance, the Hyundai Stride, the Hyundai Future, the Hyundai Sprinter, the Amalia C, the Niledutch Zebra, the Niledutch Palanca, the Dimitris C,
Credit Agricole	$147.9	The CMA CGM Moliere and the CMA CGM Musset
Deutsche Bank	$176.9	The Zim Rio Grande, the Zim Sao Paolo and the OOCL Istanbul (ex Zim Kingston)
Credit Suisse	$211.7	The Zim Luanda, the CMA CGM Nerval and the YM Mandate
ABN Amro—Lloyds TSB—National Bank of Greece	$243.0	The SNL Colombo, the YM Seattle, the YM Vancouver and the YM Singapore
Commerzbank—Credit Suisse—Credit Agricole	$281.4	The OOCL Novorossiysk (ex ZIM Dalian), the Hanjin Santos, the YM Maturity, the Hanjin Constantza and the CMA CGM Attila
HSH Nordbank	$30.2	The Deva and the Derby D
KEXIM	$23.8	The CSCL Europe and the CSCL America
KEXIM-ABN Amro	$62.5	The CSCL Pusan and the CSCL Le Havre
January 2011 Credit Facilities
Aegean Baltic—HSH Nordbank—Piraeus Bank(3)	$103.0	The Hyundai Speed, the Hanjin Italy and the CMA CGM Rabelais
RBS(2)	$89.9	The Hyundai Smart and the Hanjin Germany
ABN Amro Club Facility	$29.3	The Hanjin Greece
Club Facility	$71.9	The Hyundai Together and the Hyundai Tenacity
Citi-Eurobank	$72.3	The Hyundai Ambition
Sinosure-CEXIM-Citi-ABN Amro	$152.6	The CMA CGM Tancredi, the CMA CGM Bianca and the CMA CGM Samson
Vendor Financing
Hyundai Samho	$93.1	Second priority liens on the Hyundai Smart, the Hyundai Speed, the Hyundai Ambition, the Hyundai Together, the Hyundai Tenacity, the Hanjin Greece, the Hanjin Italy and the Hanjin Germany

(1)                     As of June 30, 2014.

(2)                     Pursuant to the Bank Agreement, this credit facility is also secured by a second priority lien on the Derby D, the CSCL America and the CSCL Le Havre.

(3)                     Pursuant to the Bank Agreement, this credit facility is also secured by a second priority lien on the Deva, the CSCL Europe and the CSCL Pusan.

As of June 30, 2014, there was no remaining borrowing availability under the Company’s credit facilities. The Company was in compliance with the covenants under its Bank Agreement and its other credit facilities as of June 30, 2014.